EXHIBIT 10.21

Personal and Confidential

THE COMMON STOCK OF GRAN TIERRA ENERGY, INC. ("GTRE") CONSTITUTES SECURITIES THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE SECURITIES LAWS OF ANY STATE. THE COMMON STOCK MAY NOT, AT ANY TIME, BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND STATE LAWS, OR DELIVERY TO GTRE OF AN OPINION OF LEGAL COUNSEL SATISFACTORY TO GTRE THAT SUCH REGISTRATION IS NOT REQUIRED. RESTRICTIONS ON TRANSFER WILL BE IMPRINTED ON THE DOCUMENTS EVIDENCING THE COMMON STOCK TO THE FOREGOING EFFECTS.

THE PURCHASE OF COMMON STOCK INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF LOSING THEIR ENTIRE INVESTMENT.

GRAN TIERRA ENERGY, INC.

Units consisting of Common Stock, par value $.001 per share, and Common Stock Purchase Warrants

FORM OF SUBSCRIPTION AGREEMENT

Gran Tierra Energy Inc.
c/o Sanders Morris Harris Inc.
600 Travis, Suite 3100
Houston, Texas 77002

Ladies and Gentlemen:

This will confirm my agreement to become a stockholder of Gran Tierra Energy, Inc. ("GTRE" or the “Company”) and to purchase Units from GTRE consisting of one share of common stock, par value $.001 per share, and one Warrant to purchase 0.5 shares of GTRE Common Stock. I/we hereby acknowledge receipt of the Preliminary Confidential Private Placement Memorandum dated May 31, 2006 (together with the exhibits thereto, the "Memorandum"), with respect to GTRE. The Memorandum describes the terms under which the Units are being offered to subscribers.

1. Subscription and Sale.

1.1 Subscription. Subject to the terms and conditions of this Agreement and the provisions of the Memorandum, I/we irrevocably subscribe for, and agree to purchase the number of Units of from GTRE for the subscription price indicated on the Signature Page. I am/we are tendering to GTRE (a) a completed, signed, and dated copy of this Agreement, (b) a completed, signed, and dated Purchaser's Questionnaire, and (c) a certified check or bank check in the amount of the subscription price (or I am/we are concurrently wire transferring such amount to the Escrow Agent or authorizing the payment of such amount from my account at Sanders Morris Harris Inc.).

1.2 Acceptance or Rejection of Subscription. All funds tendered by me/us will be held in a segregated subscription account pending acceptance or rejection of this Agreement and the closing of my/our purchase of the Common Stock. This Agreement will either be accepted, in whole or in part, subject to the prior sale of the Units, or rejected, by GTRE as promptly as practicable. If this Agreement is accepted only in part, I/we agree to purchase such smaller number of shares of Units as GTRE determines to sell to me/us. If this Agreement is rejected for any reason or no reason, including, the termination of the offering of the Units by GTRE, this Agreement and all funds tendered with it will be promptly returned to me/us, without deduction of any kind, and this Agreement will be void and of no further force or effect. Deposit and collection of the check tendered, or receipt of funds wired or delivered from my/our account at Sanders Morris Harris Inc., with this Agreement will not constitute acceptance of this Agreement.

1.3  Closing. Subscriptions will be accepted at one or more closings, as described in the Memorandum. On closing, the subscription evidenced hereby, if not previously rejected, will, in reliance on my/our representations and warranties, be accepted, in whole or in part, and GTRE will execute a copy of this Agreement and return it to me/us. If my/our subscription is accepted only in part, this Agreement will be marked to indicate such fact, and GTRE will return to me/us the portion of the funds tendered by me/us representing the unaccepted portion of my/our subscription, without deduction of any kind. The Units subscribed for will not be deemed to be issued to, or owned by, me/us until GTRE has accepted this Agreement.

2. Representations, Warranties, and Covenants of the Purchaser. I/we represent, warrant, and covenant to GTRE that:

2.1 General:

(a) If I am a natural person, I have the legal capacity and all requisite authority to enter into, execute, and deliver the Transaction Documents, to purchase the Common Stock, and to perform all the obligations required to be performed by me thereunder. If we are a corporation, partnership, limited liability company, trust, estate, or other entity, we are authorized to purchase the Common Stock and otherwise to comply with our obligations under the Transaction Documents. The person signing this Agreement on behalf of such entity is duly authorized by such entity to do so. The Transaction Documents are my/our valid and binding agreements and enforceable against me/us in accordance with their terms.

(b) My/our principal residence is in the jurisdiction indicated herein, or if we are a corporation, partnership, limited liability company, trust, estate, or other entity, we are organized and qualified under the law of the state or foreign jurisdiction indicated below and I/we have no intention of becoming a resident or domiciliary of any jurisdiction other than the one indicated by our address.

(c) I am/we are subscribing to purchase the Units solely for my/our own account, for investment, and not with a view to, or for resale in connection with, any distribution. I am/we are not acquiring the Units as an agent or otherwise for any other person.

2.2 Information Concerning the Offering:

(a) I/we have received, carefully read, and understood the Memorandum. I/we have not been furnished any offering literature other than the Memorandum and the Exhibits attached thereto and have relied only on the information contained therein and my/our own due diligence efforts and inquiries with respect to the Offering. The Units were not offered to me/us by any means of general solicitation or general advertising.

(b)  I/we understand that the offering of the Units is being made without registration of the underlying shares of Common Stock under the Securities Act of 1933, as amended (the "Act"), or any state securities or blue sky laws in reliance on exemptions from such registration, and that such reliance is based in part on my representations and warranties set forth in this Section 2 and on the information set forth in the Purchaser's Questionnaire tendered by me/us to GTRE with this Agreement.

(c) In formulating a decision to invest in the Units and the underlying Common Stock, I/we (and my/our Purchaser Representative (as defined in Rule 501(h) of Regulation D under the Act for U.S. investors and Regulation S for investors from other jurisdictions), if any) have been given the opportunity to ask questions of, and to obtain any information necessary to permit me to verify the accuracy of the information set forth in the Memorandum from, representatives of GTRE and have been furnished all such information so requested. I/we have not relied or acted on the basis of any representations or other information purported to be given on behalf of GTRE except as set forth in the Memorandum (it being understood that no person has been authorized by GTRE to furnish any representations or other information except as set forth in the Memorandum).

(d) I/we understand that the purchase of the shares of Common Stock involves various risks and that an investment in GTRE should be regarded as speculative and involving a high degree of risk. I am/we are fully aware of the nature of my investment in GTRE and the lack of liquidity of an investment in the Units and underlying shares and Warrants of Common Stock being offered pursuant to the Offering, because the shares may not be sold, transferred, or otherwise disposed of except pursuant to an effective registration statement under the Act or an exemption from such registration, and that in the absence of such registration or exemption, the shares of Common Stock must be held indefinitely.

(e) I/we understand that no federal or state agency has passed upon the Common Stock of GTRE or made any finding or determination concerning the fairness or advisability of an investment in GTRE.

2.3 Status of Subscriber, Additional Information:

(a) If we are a corporation, partnership, limited liability company, trust, estate, or other entity, we are an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Act for US investors and Regulation S for residents of other jurisdictions (see the Purchaser's Questionnaire for a list of the types of accredited investors) and meet the experience standards set forth in Section 2.3(b) below. If I am a natural person, I am at least 21 years of age and am an "accredited investor" and meet the experience standards set forth in Section 2.3(b) below.

(b) I (together with my Purchaser Representative, if any), or if we are a corporation, partnership, limited liability company, trust, estate, or other entity, we by and through our officers, directors, trustees, managers, partners, employees, or other advisors, (i) are experienced in evaluating companies such as GTRE, (ii) have determined that the Units are a suitable investment for me/us, and (iii) have such knowledge, skill, and experience in business, financial, and investment matters so that I am/we are capable of evaluating the merits and risks of an investment in the Common Stock. To the extent necessary, I/we have retained, at my/our expense, and relied upon, appropriate professional advice regarding the investment, tax, and legal merits and consequences of this Agreement and owning the Units, and I/we and my/our advisers or representatives have investigated my/our investment in GTRE to the extent I/we and they have deemed advisable. I/we have the financial ability to bear the economic risks of our entire investment for an indefinite period and no need for liquidity with respect to our investment in GTRE, and, if I am a natural person, I have adequate means for providing for my current needs and personal contingencies.

(c) I/we agree to furnish any additional information requested to assure compliance with the Act and state securities laws in connection with the purchase and sale of the Units. If there is any material change in the information I/we are furnishing hereunder prior to the date this Agreement is accepted, I/we will immediately furnish such revised or corrected information to GTRE.

2.4 Restrictions on Transfer or Sale of the Common Stock:

(a) I /we will not sell, assign, pledge, give, transfer, or otherwise dispose of any the Common Stock or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Common Stock under the Act and applicable state securities laws or in a transaction that is exempt from the registration provisions of the Act and any applicable state securities laws. I/we understand that GTRE will not be under any obligation to register the Common Stock under the Act or any state securities law (except as provided in the Registration Rights Agreement (as hereinafter defined)) or to comply with the terms of any exemption provided under the Act or any state securities law with respect to the Common Stock.

(b) I/we have not offered or sold any portion of my/our Common Stock and have no present intention of dividing my/our Common Stock with others or of reselling or otherwise disposing of any portion of my/our shares of Common Stock either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

2.5 Independent Nature of Investor's Obligations and Rights. My/our obligations under this Agreement, the Registration Rights Agreement, and any other documents delivered in connection herewith and therewith (collectively, the "Transaction Documents") are several and not joint with the obligations of any other purchaser of Common Stock, and I/we shall not be responsible in any way for the performance of the obligations of any other purchaser of Common Stock under any Transaction Document. My/our decision to purchase Common Stock pursuant to the Transaction Documents has been made by me/us independently of any other purchaser of Common Stock. Nothing contained herein or in any Transaction Document, and no action taken by any purchaser of Common Stock pursuant thereto, shall be deemed to constitute such purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the purchasers of Common Stock are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. I/we acknowledge that no other purchaser of Common Stock has acted as agent for me/us in connection with making my/our investment hereunder and that no other purchaser of Common Stock will be acting as my/our agent in connection with monitoring my/our investment in the Common Stock or enforcing my/our rights under the Transaction Documents. I/we shall be entitled to independently protect and enforce my/our rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other purchaser of Common Stock to be joined as an additional party in any proceeding for such purpose.

2.6 Due Authority, Etc. If we are a corporation, partnership, limited liability company, trust, estate, or other entity: (a) we are duly organized, validly existing, and in good standing under the laws of the jurisdiction of our formation and have all requisite power and authority to own our properties and assets and to carry on our business, and at GTRE's request, will furnish it with copies of our organizational documents, (b) we have the requisite power and authority to execute the Transaction Documents and to carry out the transactions contemplated hereby, (c) our execution and performance of the Transaction Documents do not and will not result in any violation of, or conflict with, any term of our charter, bylaws, partnership agreement, operating agreement or regulations, or indenture of trust, as the case may be, or any instrument to which we are a party or by which we are bound or any law or regulation applicable to us, (d) our execution and performance of the Transaction Documents has been duly authorized by all necessary corporate, partnership, or other action, (e) we were not specifically formed to invest in GTRE, and (f) the individual who has executed the Transaction Documents on our behalf was duly authorized to do so by all requisite corporate, partnership, or other action and, on request of GTRE, we will furnish appropriate evidence of the authority of such individual to act on our behalf.

2.7 Valid Obligation. This Agreement has been duly executed and delivered me/us or on our behalf and, if and when accepted by GTRE, in whole or in part, will constitute my/our legal, valid, and binding obligation, enforceable in accordance with its terms (except as limited by principles of equity or bankruptcy, insolvency, or other similar laws affecting enforcement of creditors' rights generally).

2.8 ERISA Matters. If we are an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"):

(a) We and our plan fiduciaries are not affiliated with, and are independent of GTRE, and are informed of and understand GTRE's investment objectives, policies, and strategies.

(b) We represent that the purchase of the Common Stock will not involve any transaction that is subject to the prohibition of Section 406 of ERISA or in connection with which a penalty could be imposed under Section 502(i) of ERISA or a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code").

(c)  The trustee or other plan fiduciary directing the investment:

(i) in making the proposed investment, is aware of and has taken into consideration the diversification requirements of Section 404(a)(1)(C) of ERISA; and

(ii) has concluded that the proposed investment in GTRE is prudent and is consistent with the other applicable fiduciary responsibilities under ERISA.

(d) This Agreement has been duly executed on our behalf by a duly designated Named Fiduciary (within the meaning of Section 402(a)(2) of ERISA).

(e) If we are an individual retirement account (IRA) or employee benefit plan not subject to Title I of ERISA, such as a governmental or church plan, the owner of the individual retirement account or other fiduciary directing the investment of the plan has concluded that the proposed investment in Common Stock of Common Stock is prudent and consistent with its fiduciary responsibilities, if any.

2.9 Fees and Commissions. No fees or commissions have been paid or are payable by me/us in connection with this Agreement and the issuance of shares of Common Stock to me/us.

3. Registration Rights Agreement; Power of Attorney. I/we further agree to be bound by the terms of and hereby execute the Registration Rights Agreement among GTRE and the purchasers of the Units and Common Stock of GTRE being offered pursuant to the Offering (the "Registration Rights Agreement"). By signing below, I/we irrevocably constitute and appoint Sanders Morris Harris Inc., a Texas corporation ("SMH"), as my/our true and lawful agent and attorney-in-fact with full power of substitution and full power and authority in my/our name, place, and stead to execute and deliver the Registration Rights Agreement and to take such actions as may be necessary or appropriate to carry out the terms of the Registration Rights Agreement. The power of attorney hereby granted will be deemed coupled with an interest, will be irrevocable, and will survive and not be affected by my/our subsequent death, incapacity, dissolution, insolvency, or termination or any delivery by me/us of an assignment in whole or in part of my/our shares of Common Stock. The foregoing power of attorney may be exercised by SMH either by signing separately or jointly as attorney-in-fact for each or all of the subscribers for the Common Stock or by a single signature of SMH acting as attorney-in-fact for all of them. GTRE may rely and act upon any writing believed in good faith to be signed by SMH or any authorized representative of SMH, and may assume that all actions of SMH and any authorized representative of SMH have been duly authorized by me/us.

4. Securities Purchase Agreement; Power of Attorney. I/we further agree to be bound by the terms of and hereby execute the Securities Purchase Agreement among GTRE and the purchasers of the Units and Common Stock of GTRE being offered pursuant to the Offering (the "Purchase Agreement"). By signing below, I/we irrevocably constitute and appoint Sanders Morris Harris Inc., a Texas corporation ("SMH"), as my/our true and lawful agent and attorney-in-fact with full power of substitution and full power and authority in my/our name, place, and stead to execute and deliver the Purchase Agreement and to take such actions as may be necessary or appropriate to carry out the terms of the Purchase Agreement. The power of attorney hereby granted will be deemed coupled with an interest, will be irrevocable, and will survive and not be affected by my/our subsequent death, incapacity, dissolution, insolvency, or termination or any delivery by me/us of an assignment in whole or in part of my/our shares of Common Stock. The foregoing power of attorney may be exercised by SMH either by signing separately or jointly as attorney-in-fact for each or all of the subscribers for the Common Stock or by a single signature of SMH acting as attorney-in-fact for all of them. GTRE may rely and act upon any writing believed in good faith to be signed by SMH or any authorized representative of SMH, and may assume that all actions of SMH and any authorized representative of SMH have been duly authorized by me/us.

5. Form of Warrant Agreement; Power of Attorney. I/we further agree to be bound by the terms of and hereby execute the Form of Warrant Agreement among GTRE and the purchasers of the Units and Common Stock of GTRE being offered pursuant to the Offering (the "Warrant Agreement"). By signing below, I/we irrevocably constitute and appoint Sanders Morris Harris Inc., a Texas corporation ("SMH"), as my/our true and lawful agent and attorney-in-fact with full power of substitution and full power and authority in my/our name, place, and stead to execute and deliver the Warrant Agreement and to take such actions as may be necessary or appropriate to carry out the terms of the Warrant Agreement. The power of attorney hereby granted will be deemed coupled with an interest, will be irrevocable, and will survive and not be affected by my/our subsequent death, incapacity, dissolution, insolvency, or termination or any delivery by me/us of an assignment in whole or in part of my/our shares of Common Stock. The foregoing power of attorney may be exercised by SMH either by signing separately or jointly as attorney-in-fact for each or all of the subscribers for the Common Stock or by a single signature of SMH acting as attorney-in-fact for all of them. GTRE may rely and act upon any writing believed in good faith to be signed by SMH or any authorized representative of SMH, and may assume that all actions of SMH and any authorized representative of SMH have been duly authorized by me/us.

6.  Waiver, Amendment, Binding Effect. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged, or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge, or termination is sought. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

7.  Assignability. Neither this Agreement nor any right, remedy, obligation, or liability arising hereunder or by reason hereof shall be assignable by GTRE or me/us without the prior written consent of the other.

8. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF TEXAS, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

9.  Counterparts. This Agreement may be executed in any number of counterparts and by facsimile, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

10. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

(a) If to GTRE, to it at the following address:

Gran Tierra Energy, Inc.
300, 611-10th Avenue S.W.
Calgary, Alberta, Canada, T2R 0B2
Attn: James Hart

(b) If to me/us at the address
set forth on the signature page hereto;

or at such other address as either party shall have specified by notice in writing to the other.

11. Survival. All representations, warranties, and covenants contained in this Agreement shall survive (i) the acceptance of the Subscription by GTRE, (ii) changes in the transactions, documents and instruments described in the Memorandum, and (iii) my death or disability.

12. Notification of Changes. I/we hereby covenant and agree to notify GTRE upon the occurrence of any event prior to the closing of the purchase of the shares of Common Stock pursuant to this Agreement, which would cause any representation, warranty, or covenant by me/us contained in this Agreement to be false or incorrect.

13. Purchase Payment. The purchase price is being paid herewith by delivery of either a certified check or bank check payable to "GTRE - Escrow Account-Retail” or alternatively, by wire transfer or authorization of Sanders Morris Harris Inc. to pay from my account. All payments made as provided in this Paragraph 11 shall be deposited as soon as practicable and held in a segregated escrow account until the earlier to occur of (a) the sale of all of the securities in this Offering or (b) the termination of this Offering.

GRAN TIERRA ENERGY, INC.
Subscription Agreement
Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on _____________, 2006.

NUMBER OF UNITS SUBSCRIBED FOR:		_________________________________
AMOUNT OF SUBSCRIPTION ($1.50 PER UNIT):		$_________________________________

NAME OF SUBSCRIBER(S):

(1)___________________________________	Signature:	_________________________________
(Please print name)	Date:	_________________________________
	Name:	_________________________________
	Title:	_________________________________

Joint Tenant/Tenant in Common (if applicable):

(2)___________________________________	Signature:	_________________________________
(Please print name)	Date:	_________________________________

ADDRESS (including mailing address, if applicable):

_______________________________		_________________________________
_______________________________		_________________________________
_______________________________		_________________________________

TAXPAYER I.D. NUMBER OR SOCIAL SECURITY
NUMBER OF EACH SUBSCRIBER:		________________________________
________________________________

TYPE OF OWNERSHIP:

( )	Individual
( )	Tenants in common
( )	Joint tenants with right of survivorship
( )	Community property (check only if resident of community property state)
( )	Partnership (1)
( )	Corporation (2)
( )	Trust (3)
( )	Limited Liability Company (4)
( )	Employee Benefit Plan under ERISA
( )	Other (please specify:____________________)
________________
1.	Please enclose a copy of the partnership agreement and a current list of all partners.
2.	Please enclose a copy of the articles or certificate of incorporation, bylaws, and a resolution authorizing this investment and indicating the authority of the signatory hereto.
3.	Please enclose a copy of the trust instrument.
4.	Please enclose a copy of the articles of formation and members' agreement or regulations.

GRAN TIERRA ENERGY, INC.
Acceptance of Subscription

Agreed and accepted as to $____________________________	Dated:	_________________________________________

GRAN TIERRA ENERGY, INC.

	By:	_________________________________________
	Name:	_________________________________________
	Its:	_________________________________________